Exhibit 23(c)

                                 CONSENT OF ENGINEER


               We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to the registration statement on Form S-8 filed by MDU Resources Group, Inc. with the Securities and Exchange Commission (Registration No. 333-06105) of the reference to our report, dated May 9, 1994, which appears in the MDU
          Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.


                                     WEIR INTERNATIONAL MINING CONSULTANTS

                                     /s/ Dennis N. Kostic


          February 18, 1999
          Des Plaines, Illinois